UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 12, 2011

Marsh & McLennan Companies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-5998	36-2668272
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1166 Avenue of the Americas, New York, NY		10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (212) 345-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 12, 2011, Marsh & McLennan Companies, Inc. (the “Company”) entered into an Underwriting Agreement (attached hereto as Exhibit 1.1 and incorporated herein by reference) with Citigroup Global Markets Inc., Deutsche Bank Securities, Inc., Merrill Lynch, Pierce Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Underwriters agreed to purchase from the Company $500,000,000 aggregate principal amount of 4.80% senior notes due 2021 (the “Notes”). On July 12, 2011, the Company issued a press release announcing the pricing of the Notes. A copy of the press release is attached hereto as Exhibit 99.1.

The Notes are being offered and sold pursuant to the Company’s effective shelf registration statement (the “Registration Statement”) on Form S-3 (Registration No. 333-161797) under the Securities Act of 1933, as amended, filed with the Securities and Exchange Commission on September 8, 2009, and a prospectus supplement dated July 12, 2011.

The Notes are expected to be issued on July 15, 2011, subject to certain customary conditions. The Notes will be issued pursuant to an Indenture (in substantially the form previously filed with the Registration Statement) by and among the Company and The Bank of New York Mellon, as trustee (the “Trustee”), as to be supplemented by a First Supplemental Indenture by and among the Company and the Trustee (attached hereto as Exhibit 4.1 and incorporated herein by reference).

Item 2.03	Creation of a Direct Financial Obligation.

Subject to the issuance of the Notes, the information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

1.1	Underwriting Agreement, dated July 12, 2011, among Marsh & McLennan Companies, Inc. and Citigroup Global Markets Inc., Deutsche Bank Securities, Inc., Merrill Lynch, Pierce Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as representatives of the other Underwriters named therein.

4.1	Form of First Supplemental Indenture between Marsh & McLennan Companies, Inc. and The Bank of New York Mellon, as trustee.

4.2	Form of Note (included as an exhibit to Exhibit 4.1 above).

5.1	Opinion of Davis Polk & Wardwell LLP.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1 above).

99.1	Press release issued by Marsh & McLennan Companies, Inc. on July 12, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARSH & McLENNAN COMPANIES, INC.

By:	/s/ Luciana Fato
Name:	Luciana Fato
Title:	Deputy General Counsel & Corporate Secretary

Date: July 15, 2011

EXHIBIT INDEX

Exhibit No.	Exhibit

1.1	Underwriting Agreement, dated July 12, 2011, among Marsh & McLennan Companies, Inc. and Citigroup Global Markets Inc., Deutsche Bank Securities, Inc., Merrill Lynch, Pierce Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as representatives of the other Underwriters named therein.

4.1	Form of First Supplemental Indenture between Marsh & McLennan Companies, Inc. and The Bank of New York Mellon, as trustee.

4.2	Form of Note (included as an exhibit to Exhibit 4.1 above).

5.1	Opinion of Davis Polk & Wardwell LLP.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1 above).

99.1	Press release issued by Marsh & McLennan Companies, Inc. on July 12, 2011.

4